U. S. Securities and Exchange Commission
                    Washington, D. C. 20549


                            Form 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report(Date of earliest event reported):
                         August 31, 1998



                    SDC International, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware             0-27520            75-2583767
    (State or other        (Commission       (I.R.S. Employer
    jurisdiction of         File Number)     Identification No.)
    incorporation or
    organization)

                    2065 Montgomery Street
                    Ft. Worth, Texas                    76107
          (Address of principal executive offices)    (Zip code)



                Issuer's telephone number (561) 882-9300


                            Not Applicable
             (Former name and former address, if changed
                           since last report)

ITEM 8.  Change in Fiscal Year

     In connection with the Registrant's planned acquisition of Tatra, a.s., as previously reported on Form 8-K, Registrant has decided, on August 25, 1998, to change its fiscal year from August 31 to December 31. As a result, Registrant will file a transition report on Form 10-QSB covering the transition period from September 1, 1997 to December 31, 1997.

                              SIGNATURE


     In accordance with Section 13 or 15 (d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 SDC International, Inc.
                                  (Registrant)




Date: August 31, 1998           By:/s/Ronald A. Adams
                                    Ronald A. Adams,
                                    Chairman of the Board